Exhibit 23.1




                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                    ---------------------------------------




The Second Flag Group, Inc.


     We hereby consent to the use in the Registration Statement on Form 10SB of our report dated March 12, 2001, relating to the financial statements of The Second Flag Group, Inc.




                                             Lazar Levine & Felix, LLP



New York, New York
April 16, 2001